UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 27, 2011 (June 22, 2011)
GENESCO INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895

(Address of Principal Executive Offices)	(Zip Code)
(615) 367-7000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.
The Annual Shareholders’ Meeting of Genesco Inc. (the “Company”) was held on June 22, 2011 at the Company’s corporate headquarters in Genesco Park, Nashville, Tennessee. Shares representing a total of 23,829,426 votes were outstanding and entitled to vote. At that meeting, the Company’s shareholders voted on the matters set forth below.
Election of Directors
The Company’s shareholders elected all ten persons nominated for election as directors until the next annual meeting of the shareholders and until their successors are elected and qualified as set forth in the Company’s proxy statement dated May 13, 2011. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

			Broker
Nominee	For	Withheld	Non-Votes
James S. Beard	20,025,727	690,040	1,326,846
Leonard L. Berry	19,800,900	914,867	1,326,846
William F. Blaufuss, Jr.	20,025,718	690,049	1,326,846
James W. Bradford	20,025,685	690,082	1,326,846
Robert V. Dale	19,799,434	916,333	1,326,846
Robert J. Dennis	19,212,353	1,503,414	1,326,846
Matthew C. Diamond	20,025,650	690,117	1,326,846
Marty G. Dickens	20,024,659	691,108	1,326,846
Ben T. Harris	19,836,497	879,270	1,326,846
Kathleen Mason	19,549,975	1,165,792	1,326,846
Approval of Amended and Restated Genesco Inc. 2009 Equity Incentive Plan
The Company’s shareholders voted upon and approved the Amended and Restated Genesco Inc. 2009 Equity Incentive Plan. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

19,257,402	1,444,274	14,091	1,326,846
Non-Binding, Advisory Vote on the Company’s Executive Compensation
The Company’s shareholders voted upon a non-binding, advisory proposal to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Shareholders’ meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

19,437,338	1,266,188	12,241	1,326,846

Non-Binding, Advisory Vote on the Desired Frequency of Future Votes on Executive Compensation
The Company’s shareholders cast a non-binding, advisory proposal with regard to the frequency of future shareholder advisory vote on executive compensation. The votes on this matter were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

17,006,446	68,406	3,623,187	17,728	1,326,846
Ratification of Independent Accountants
The Company’s shareholders voted upon and approved the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year. The votes on this proposal were as follows:

For	Against	Abstain

21,789,212	247,661	5,740

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.
Date: June 27, 2011	By:	/s Roger G. Sisson
		Name:	Roger G. Sisson
		Title:	Senior Vice President, Secretary and General Counsel